POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST (the "Trust"), and each of its undersigned officers and Trustees hereby nominate, constitute and appoint Lawrence Zicklin, Peter Sundman, Michael J. Weiner, Allan S. Mostoff, Jeffrey S. Puretz, Jack W. Murphy and Arthur C. Delibert (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Trust's Registration Statement and all amendments thereto on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, such amendments, and any and all amendments and supplements thereto, and any and all exhibits and other documents requisite in connection therewith granting unto said attorneys and each of them, full power and authority to do and perform each and every act necessary and/or appropriate as fully to all intents and purposes as the Trust and the officers and Trustees itself/themselves might or could do.

      IN WITNESS WHEREOF, NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST has caused this power of attorney to be executed in its name by its Chairman and attested by its Secretary, and the undersigned officers and Trustees have hereunto set their hands this 9th day of February, 2000.

                                          NEUBERGER BERMAN
                                          ADVISERS MANAGEMENT TRUST


                                          By:   /s/ Lawrence Zicklin
                                                --------------------------
                                                Lawrence Zicklin, Chairman

Attest:


/s/ Claudia A. Brandon
------------------------------
Claudia A. Brandon
Secretary

Signature                           Title


/s/ Lawrence Zicklin                Chairman and Trustee
---------------------------
Lawrence Zicklin


/s/ Peter Sundman                   President
---------------------------         (Principal Executive Officer)
Peter Sundman


/s/ Michael J. Weiner               Vice President
---------------------------         (Principal Financial Officer)
Michael J. Weiner


/s/ Richard Russell                 Treasurer
---------------------------         (Principal Accounting Officer)
Richard Russell


/s/ Faith Colish                    Trustee
---------------------------
Faith Colish


/s/ C. Anne Harvey                  Trustee
---------------------------
C. Anne Harvey


/s/ Walter G. Ehlers                Trustee
---------------------------
Walter G. Ehlers


/s/ Howard A. Mileaf                Trustee
---------------------------
Howard A. Mileaf


/s/ Ruth E. Salzmann                Trustee
---------------------------
Ruth E. Salzmann


/s/ Candace L. Straight             Trustee
---------------------------
Candace L. Straight

/s/ Peter P. Trapp                  Trustee
---------------------------
Peter P. Trapp

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that ADVISERS MANAGERS TRUST, (the "Trust"), and each of its undersigned officers and Trustees hereby nominate, constitute and appoint Lawrence Zicklin, Peter Sundman, Michael J. Weiner, Allan
S. Mostoff, Jeffrey S. Puretz, Jack W. Murphy, and Arthur C. Delibert (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Trust's or any approved Spoke(R)'s Registration Statement and all amendments thereto on Form N-1A or any other required Form under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust or any approved Spoke(R), such amendments, and any and all amendments and supplements thereto, and any and all exhibits and other documents requisite in connection therewith granting unto said attorneys and each of them, full power and authority to do and perform each and every act necessary and/or appropriate as fully to all intents and purposes as the Trust and the officers and Trustees itself/ themselves might or could do.

      IN WITNESS WHEREOF, ADVISERS MANAGERS TRUST has caused this power of attorney to be executed in its name by its Chairman and attested by its Secretary, and the undersigned officers and Trustees have hereunto set their hands this 9th day of February, 2000.

                             ADVISERS MANAGERS TRUST


                             By:   /s/ Lawrence Zicklin
                                   -------------------------------
                                   Lawrence Zicklin, Chairman

Attest:


/s/ Claudia A. Brandon
---------------------------
Claudia A. Brandon
Secretary

Signature                           Title


/s/ Lawrence Zicklin                Chairman and Trustee
---------------------------
Lawrence Zicklin


/s/ Peter Sundman                   President
---------------------------         (Principal Executive Officer)
Peter Sundman


s/ Michael J. Weiner                Vice President
---------------------------         (Principal Financial Officer)
Michael J. Weiner


/s/ Richard Russell                 Treasurer
---------------------------         (Principal Accounting Officer)
Richard Russell


/s/ Faith Colish                    Trustee
---------------------------
Faith Colish


/s/ C. Anne Harvey                  Trustee
---------------------------
C. Anne Harvey


/s/ Walter G. Ehlers                Trustee
---------------------------
Walter G. Ehlers


/s/ Howard A. Mileaf                Trustee
---------------------------
Howard A. Mileaf


/s/ Ruth E. Salzmann                Trustee
---------------------------
Ruth E. Salzmann


/s/ Candace L. Straight             Trustee
---------------------------
Candace L. Straight

/s/ Peter P. Trapp                  Trustee
---------------------------
Peter P. Trapp